Other Comprehensive Income and Accumulated Other Comprehensive Income ("AOCI") - Amount Recognized Before Income Tax Associated with Defined Benefit Plans in Accumulated Other Comprehensive Income (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
Equity [Abstract]
Net actuarial loss	$ (360,113)	$ (399,010)
Prior service cost	(1,353)	(1,528)
Less: amount recognized in regulatory assets	311,124	339,356
Recognized in AOCI	$ (50,342)	$ (61,182)